Accruals and other payables	12 Months Ended
Jun. 30, 2024
Payables and Accruals [Abstract]
Accruals and other payables

9 Accruals and other payables

	As of June, 30
	2024	2023
	US$	US$

Accruals
Staff salaries	584,932	95,480
Director	-	44,258
Professional and consultancy fee	207,769	503,286
Others	-	11,761
GST payables	285,393	171,382
	1,078,094	826,167

The accruals of professional and consultancy fee represent unpaid IPO related professional and consultancy fees, such as audit fee, Singapore and US legal counsel review fee, market research fee and other IPO professional consultancy related expenses.

GST payable represents goods and services tax imposed by the Singapore authorities, collected from customers and patient, to be remitted to the local tax authorities. The Company’s policy is to record the GST collected as a liability on the books and then remove the liability when the sales tax is remitted. There is no impact on the statement of operations as revenue is recorded net of GST.